ATAC Credit Rotation ETF
Schedule of Investments
May 31, 2026 (Unaudited)

EXCHANGE TRADED FUNDS - 99.9%	Shares	Value
iShares iBoxx USD High Yield Corporate Bond ETF(a)(b)	51,160	$4,108,660
Xtrackers USD High Yield Corporate Bond ETF(a)	47,982	1,759,500
		5,868,160

TOTAL EXCHANGE TRADED FUNDS (Cost $5,894,058)		5,868,160

SHORT-TERM INVESTMENTS - 52.5%
Investments Purchased with Proceeds from Securities Lending - 52.4%	Shares	Value
Mount Vernon Liquid Assets Portfolio, LLC, 3.74%(a)	3,075,000	3,075,000

Money Market Funds - 0.1%	Shares	Value
First American Government Obligations Fund - Class X, 3.55%(c)	8,907	8,907

TOTAL SHORT-TERM INVESTMENTS (Cost $3,083,907)		3,083,907

TOTAL INVESTMENTS - 152.4% (Cost $8,977,965)		$8,952,067
Liabilities in Excess of Other Assets - (52.4)%		(3,078,330)
TOTAL NET ASSETS - 100.0%		$5,873,737

Percentages are stated as a percent of net assets.

(a)	Fair value of this security exceeds 25% of the Fund’s net assets. Additional information for this security, including the financial statements, is available from the SEC’s EDGAR database at www.sec.gov.
(b)	All or a portion of this security is on loan as of May 31, 2026. The total market value of these securities was $3,011,625 which represented 51.3% of net assets.
(c)	The rate shown represents the 7-day annualized effective yield as of May 31, 2026.